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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

SUN NEW MEDIA INC.
(Exact name of Registrant as specified in charter)

MINNESOTA	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 297, 1142 South Diamond Bar Boulevard, Diamond Bar		CA 91765
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		1-888-865-0901 ext. 322

SE GLOBAL EQUITIES CORP.
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS

Ms. Fendi Cheung has resigned from her position as Chief Financial Officer and Secretary of the Registrant. Her resignation was effective on the close of business, October 31, 2005. Ms. Cheung did not resign due to any disagreement with the Registrant on any matter related to its operations, policies or practices.

The Board of Directors of the Registrant has appointed Mr. Clarence Lo as its new Chief Financial Officer and Secretary effective immediately.

Mr. Clarence Lo is forty-five (45) years of age.  Mr. Lo brings nearly 20 years of experience in finance and accounting positions to the Sun New Media team. With a track record that includes stints as a CFO and other senior level financial positions at publicly listed companies in Hong Kong and around Asia, Mr. Lo has developed extensive experience working in cross-border financial control, reporting, and compliance.

Prior to his current position, Mr. Lo served as Chief Financial Officer of:

  AGL MediaTech Holdings Ltd., a Hong Kong GEM listed company (2004);
  Chubb Hong Kong Ltd., whose parent company Chubb Corporation is listed in the US & UK (1996-2000);
  Paramount Publishing Group Ltd., now known as Next Media Limited, a Hong Kong Main Board listed company (1994-1996).

Mr. Lo received his MBA form the University of Warwick and an MSc in Accounting from the Hong Kong Polytechnic University.

There is no family relationship among the above officers and directors.

There are no relationships or related transactions required to be disclosed concerning Mr. Downs.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 2.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:
Exhibit No.	Description
17.1	Resignation of Fendi Cheung
99.1	Press Release dated November 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Clarence Lo
_________________________________
Clarence Lo, Chief Financial Officer

Dated: November 2, 2005